EXHIBIT 32
CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), does hereby certify that:
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2005	/s/ Susan Lyne Susan Lyne President & Chief Executive Officer

Dated: August 9, 2005	/s/ James Follo James Follo Chief Financial and Administrative Officer